EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "AGREEMENT") is dated as of March 20, 2006, by and among Zone 4 Play, Inc., a Nevada corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "PURCHASER" and collectively the "PURCHASERS").

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to SECTION 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, in the aggregate, up to 6,234,485 units, each consisting of one share of Common Stock (as defined below) and a warrant to acquire one share of Common Stock (the "Units"), on the Closing Date (as defined below).

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this SECTION 1.1:

     "ACTION" shall have the meaning ascribed to such term in SECTION 3.1(J).

     "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

     "CLOSING" means the closing of the purchase and sale of the Common Stock pursuant to SECTION 2.1.

     "CLOSING DATE" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (a) the Purchasers' obligations to pay the Subscription Amount and (b) the Company's obligations to deliver the Shares have been satisfied or waived.

     "CLOSING PRICE" means on any particular date (a) the last reported closing price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P.), or (b) if there is no such price on such date, then the closing price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P.), (c) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "pink sheets" published by the Pink Sheets LLC (formerly the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices)), the most recent bid price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded, the fair market value of a share of Common Stock as determined by a qualified independent appraiser selected in good faith by the Purchasers of a majority in interest of the Shares then outstanding.


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     "COMMISSION" means the United States Securities and Exchange Commission.

     "COMMON STOCK" means the common stock of the Company, $0.001 par value per share, and any securities into which such common stock may hereafter be reclassified.

     "COMMON STOCK EQUIVALENTS" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time shares of Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, shares of Common Stock.

     "DISCLOSURE SCHEDULES" means the Disclosure Schedules of the Company attached hereto and incorporated herein.

     "EFFECTIVE DATE" means the date that a Registration Statement is first declared effective by the Commission.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "INTELLECTUAL PROPERTY RIGHTS" shall have the meaning ascribed to such term in SECTION 3.1(O).

     "LIENS" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other similar restriction.

     "MATERIAL ADVERSE EFFECT" shall have the meaning ascribed to such term in
SECTION 3.1(B).

     "MATERIAL PERMITS" shall have the meaning ascribed to such term in SECTION 3.1(M).

     "OTCBB" means the Over-The-Counter Bulletin Board.

     "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other legal entity of any kind.

     "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition).

     "PURCHASE PRICE" equals $0.725, per Unit, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.


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     "REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares or a portion thereof (as provided for in the Registration Rights Agreement).

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the date of this Agreement, by and among the Company and each Purchaser, in the form of EXHIBIT A hereto.

     "REQUIRED APPROVALS" shall have the meaning ascribed to such term in
SECTION 3.1(E).

     "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "SEC REPORTS" shall have the meaning ascribed to such term in SECTION
3.1(H).

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SHARES" means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

     "SHORT SALES" shall include all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

     "SUBSCRIPTION AMOUNT" means, as to each Purchaser, the amounts set forth below such Purchaser's signature block on the signature page hereto, in United States dollars and in immediately available funds.

     "SUBSIDIARY" shall mean the subsidiaries of the Company, if any, set forth on SCHEDULE 3.1(A).

     "TRADING DAY" means a day on which the Common Stock is traded on a Trading Market.

     "TRADING MARKET" means each of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: OTCBB, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

     "TRANSACTION DOCUMENTS" means this Agreement, the Registration Rights Agreement , the Warrant and any other documents or agreements executed in connection with the transactions contemplated hereunder.

     "UNIT" shall have the meaning ascribed to such term in the first whereas clause of the preamble.

     "WARRANT SHARES" shall have the meaning ascribed to such term in Section
2.1.


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     "WARRANTS" shall have the meaning ascribed to such term in Section 2.1.

                                  ARTICLE II.
                                PURCHASE AND SALE

     2.1 CLOSING. On the Closing Date, each and every Purchaser shall purchase from the Company, severally and not jointly with the other Purchasers, and the Company shall issue and sell to each Purchaser, (a) a number of Shares equal to such Purchaser's Subscription Amount divided by the Purchase Price and (b) warrants (the "Warrants") to purchase the same number of shares of Common Stock as the number of Shares set forth on the foregoing clause (the "Warrant Shares") which warrants shall have an exercise price equal to $1.125 per share of Common Stock and shall be exercised for 36 months after the Closing Date. The aggregate Subscription Amounts for Units sold hereunder shall be up to $4,520,000.00. Upon satisfaction or waiver of the conditions set forth in SECTIONS 2.2(A), (B), (C) and (D), the Closing shall occur at the offices of the Company or such other location as the parties shall mutually agree.

     2.2 DELIVERIES; CLOSING CONDITIONS.

          (a) On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

               (i) this Agreement duly executed by the Company;

               (ii) a copy of duly executed irrevocable instructions, which shall be satisfactory in form and substance to each of the Purchasers, to the Company's transfer agent instructing the transfer agent to deliver, on an expedited basis, a certificate evidencing a number of Shares equal to such Purchaser's Subscription Amount divided by the Purchase Price, registered in the name of such Purchaser;

               (iii) the Registration Rights Agreement duly executed by the Company; and

               (iv) duly executed Warrant representing the right to purchase the number of Warrant Shares which such Purchaser is entitled to purchase.



          (b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

               (i) this Agreement duly executed by such Purchaser;

               (ii) such Purchaser's Subscription Amount by wire transfer to the account as specified in writing by the Company; and

               (iii) the Registration Rights Agreement duly executed by such Purchaser.


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          (c) All representations and warranties of the other party contained herein shall remain true and correct in all material respects as of the Closing Date and all covenants of the other party shall have been performed if due prior to such date.

          (d) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally shall not have been suspended or limited on any Trading Market, nor shall a general commercial banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of Purchasers representing a majority of the Subscription Amounts made by all Purchasers, makes it impracticable or inadvisable to purchase the Shares at the Closing.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

     3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as otherwise set forth under the corresponding section of the Disclosure Schedules attached hereto, which Disclosure Schedules shall be deemed a part hereof, the Company hereby represents and warrants as of the date hereof and as of the Closing Date to each Purchaser as follows:

          (a) SUBSIDIARIES. All of the direct and indirect Subsidiaries of the Company are set forth on SCHEDULE 3.1(A). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase such securities.

          (b) ORGANIZATION AND QUALIFICATION. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted except where failure to be so qualified, organized or have such power and authority would not reasonably be expected to have a Material Adverse Effect (as defined below). Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT"), provided, however, that in no event shall any of the following, alone or in combination, be deemed to constitute, nor shall any of the following be taken into account in determining whether there has been or will be, a Material Adverse Effect:
     (a) any change in the Company's stock price or trading volume in and of itself (but not excluding the underlying cause of any such change pursuant to this clause (a)); (b) any change, event, violation, inaccuracy, circumstance or effect that results from changes, events or circumstances affecting general economic conditions (which changes, events or circumstances do not disproportionately affect such entity); (c) any change, event, violation, inaccuracy, circumstance or effect resulting from acts of war or terrorism or any escalation thereof in and of itself (but excluding any changes or effect uniquely on or uniquely with respect to the Company resulting from any such act pursuant to this clause (c); or (d) any change, event, violation, inaccuracy, circumstance or effect that results from any action or inaction taken by any Purchaser, and to the knowledge of the Company, no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.


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          (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith other than in connection with the Required Approvals. Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and
     (iii) as the rights to indemnification or contribution hereunder and thereunder may be limited by applicable law.

          (d) NO CONFLICTS. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party, the issuance and sale of the Shares and the consummation by the Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument evidencing a Company or Subsidiary debt or otherwise or other understanding to which the Company or any Subsidiary is a party or by which any property or material asset of the Company or any Subsidiary is bound, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound, or (iv) violate the terms of any agreement by which the Company or any Subsidiary is bound or to which any property or asset of the Company or any Subsidiary is bound; except in the case of each of clauses (ii), (iii) and (iv), such as would not have or reasonably be expected to result in a Material Adverse Effect.


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          (e) FILINGS, CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to SECTION 4.4 of this Agreement, (ii) the filing with the Commission of the Registration Statement, (iii) application(s) to each applicable Trading Market for the listing of the Shares for trading thereon in the time and manner required thereby, (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, and (v) any other filings required to be made pursuant to the terms of the Registration Rights Agreement (collectively, the "REQUIRED APPROVALS").

          (f) ISSUANCE OF THE SHARES. The Shares, Warrants and Warrant Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents and under applicable federal and state securities laws. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement.

          (g) CAPITALIZATION. Since September 30, 2005, the Company has not issued any capital stock other than pursuant to the exercise of stock options under the Company's global share option plan, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents outstanding. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Units, and except for warrants and shares issued under the Company's global share option plan, and except for warrants and shares issuable to certain advisors listed on SCHEDULE 3.1(G), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Units will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares were issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder, the Board of Directors of the Company or others is required for the issuance and sale of the Units. Except as disclosed in the SEC Reports, there are no shareholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's shareholders.


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          (h) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Exchange Act, including without limitation, those filed pursuant to SECTION 13(A) or 15(D) thereof, for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC REPORTS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

          (i) MATERIAL CHANGES. Since September 30, 2005, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not materially altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information that has not been granted.


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          (j) LITIGATION. There is no action, suit, inquiry, notice of violation or proceeding pending or, to the knowledge of the Company, threatened, nor, to the knowledge of the Company, is any investigation pending or threatened, against the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) challenges the legality, validity or enforceability of any of the Transaction Documents or the Units or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending, any investigation by the Commission involving the Company or any current or former director or officer of the Company. Since February 1, 2004, the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

          (k) LABOR RELATIONS. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any Subsidiary which would reasonably be expected to result in a Material Adverse Effect.

          (l) COMPLIANCE. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as would not have a Material Adverse Effect.

          (m) REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit.

          (n) TITLE TO ASSETS. The Company and the Subsidiaries have good, marketable and fee simple title to all real property owned by them that is material to the business of the Company and the Subsidiaries and valid title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases and no landlord for any such real property or facility has notified the Company or any such Subsidiary that any of them are in default under any such lease.


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          (o) PATENTS AND TRADEMARKS. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violate or infringe upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no known existing infringement by another Person of any of the Intellectual Property Rights of others which would have a Material Adverse Effect.

          (p) INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (q) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary, director fees, or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other benefits under benefit or pension plans sponsored by the Company, including without limitation stock option agreements under any stock option plan of the Company.

          (r) SARBANES-OXLEY; INTERNAL ACCOUNTING CONTROLS. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. To the extent required by applicable law, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. To the extent required by applicable law, the Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities. To the extent required by applicable law, the Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the end of the period covered by its most recently filed periodic report under the Exchange Act (the date of such evaluation, the "EVALUATION DATE"). To the extent required by applicable law, the Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date and since the Evaluation Date, there have been no significant changes in the Company's internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) or, to the best of the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

          (s) CERTAIN FEES. No brokerage or finder's fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. To the knowledge of the Company, the Purchasers shall have no obligation with respect to any fees or with respect to any claims made against the Company by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

          (t) PRIVATE PLACEMENT. Assuming the accuracy of the Purchasers representations and warranties set forth in SECTION 3.2, no registration under the Securities Act is required for the offer and sale of the Units by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Units hereunder does not contravene the rules and regulations of the Trading Market.

          (u) INVESTMENT COMPANY. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Units, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (v) REGISTRATION RIGHTS. No person has any current right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

          (w) LISTING AND MAINTENANCE REQUIREMENT. The Company's Common Stock is registered pursuant to SECTION 12(G) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any written notification that the Commission is contemplating terminating such registration.

          (x) APPLICATION OF TAKEOVER PROTECTIONS. The Company and its Board of Directors have taken no action, to render inapplicable any laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Units and the Purchasers' ownership of the Units and there is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti takeover provision under the Company's Articles of Incorporation (or similar charter documents).

          (y) DISCLOSURE. Except for terms of the Transaction Documents and the fact that the Company is considering consummating the transactions contemplated therein, the Company confirms that, neither the Company nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct in all material respects with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (z) NO INTEGRATED OFFERING. Assuming the accuracy of the Purchasers' representations and warranties set forth in SECTION 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Units to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

          (aa) SOLVENCY. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Units hereunder, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

          (bb) FORM SB-2 AND FORM S-3 ELIGIBILITY. The Company is eligible to register the resale of the Shares and the Warrant Shares by the Purchaser under Form SB-2 or Form S-3 promulgated under the Securities Act and the Company hereby covenants and agrees to use its best efforts to maintain its eligibility to use Form S-3 until the Registration Statement covering the resale of the Shares and Warrant Shares shall have been filed with, and declared effective by, the Commission. If for any reason the Company is not eligible to register the resale of the Shares and the Warrant Shares by the Purchaser under Form S-3, the Company covenants and agrees to register the resale of the Shares and Warrant Shares on Form SB-2 promulgated under the Securities Act.

          (cc) TAXES. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

          (dd) GENERAL SOLICITATION. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Units by any form of general solicitation or general advertising. The Company has offered the Units for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

          (ee) FOREIGN CORRUPT PRACTICES. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds,
     (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

          (ff) AUDITOR. The Company's auditors are set forth on SCHEDULE 3.1(FF) of the Disclosure Schedule. To the Company's knowledge, such auditors are independent auditors as required by the Securities Act.

          (gg) ACKNOWLEDGMENT REGARDING PURCHASERS' PURCHASE OF UNITS. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby.

     3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

          (a) ORGANIZATION; AUTHORITY. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (b) INVESTMENT INTENT. Such Purchaser understands that the Units, and the Shares, the Warrants and the Warrant Shares included therein are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Units and each part thereof as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Units or any part thereof, has no present intention of distributing any of such Units or any part thereof and has no arrangement or understanding with any other persons regarding the distribution of such Units or any part thereof (this representation and warranty not limiting such Purchaser's right to sell the Shares or Warrant Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Units and each part thereof hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Units or any part thereof.

          (c) PURCHASER STATUS. At the time such Purchaser was offered the Units, it was, and at the date hereof it is, an "accredited investor" under the Securities Act. Such Purchaser was not formed for the specific purpose of acquiring the Units. Such Purchaser is not a registered broker dealer or an affiliate of a registered broker dealer.

          (d) EXPERIENCE OF SUCH PURCHASER. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Units (and each part thereof) and, at the present time, is able to afford a complete loss of such investment.

          (e) GENERAL SOLICITATION. Such Purchaser is not purchasing the Units (or any part thereof) as a result of any advertisement, article, notice or other communication regarding the Units (or any part thereof) published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (f) PURCHASERS ACTING INDIVIDUALLY. Such Purchaser is acting severally as an individual and is not acting together with any other Person or other Purchaser as a group.

          (g) OPPORTUNITY TO CONDUCT DUE DILIGENCE. Such Purchaser was granted the opportunity to conduct due diligence prior to entering into the transactions contemplated by this Agreement.

          (h) CERTAIN FEES. No brokerage or finder's fees or commissions are or will be payable by the Purchaser to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. To the knowledge of the Purchaser, the Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

          (i) DISCLOSURE. The Purchaser acknowledges and agrees that the Company does not make nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in SECTION 3.1.

          (j) SHORT SALES AND CONFIDENTIALITY PRIOR TO THE DATE HEREOF. Other than the transactions contemplated hereunder, the Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, executed any disposition, including Short Sales, in the securities of the Company during the period commencing from the time that the Purchaser first received a term sheet from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until the date hereof. Notwithstanding the foregoing, in the case that the Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Units or any part thereof covered by this Agreement. Other than to other Persons party to this Agreement, the Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).



                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

     4.1 TRANSFER RESTRICTIONS.

          (a) Each of the Purchasers hereby acknowledges that the Units and any part hereof may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares, Warrants or Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in SECTION 4.1(B), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of such opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares, Warrants or Warrant Shares under the Securities Act. As a condition of any such transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement, as applicable. Unless the transfer of the Warrants has been registered, no Warrants may be transferred to any person that is not an "accredited investor."

          (b) The Purchasers agree to the imprinting, so long as is required by this SECTION 4.1(B), of a legend on any of the Shares, Warrants and Warrant Shares in the following form:

          [THESE SHARES] [THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT] HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SHARES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

          (c) The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares, the Warrants or the Warrant Shares to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Shares, the Warrants or the Warrant Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares, the Warrants or the Warrant Shares may reasonably request in connection with a pledge or transfer of the Shares, the Warrants or the Warrant Shares, including, if the Shares or Warrant Shares are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

          (d) Certificates evidencing the Shares or the Warrant Shares shall not contain any legend (including the legend set forth in SECTION 4.1(B)), (i) while a registration statement (including the Registration Statement) covering the resale of any such security is effective under the Securities Act, or (ii) following any sale of such Shares or the Warrant Shares pursuant to Rule 144 to a non affiliate of the Company, or (iii) if such Shares or the Warrant Shares are eligible for sale under Rule 144(k). The Company shall cause its counsel to issue a legal opinion or instruction to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this SECTION 4.1(D), it will, no later than seven (7) Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares, issued with a restrictive legend (such date, the "LEGEND REMOVAL DATE"), deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

          (e) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Shares as set forth in this SECTION 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

          (f) Until 45 days after the Effective Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Units.

     4.2 FURNISHING OF INFORMATION. As long as any Purchaser owns Shares, Warrants or Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Shares, Warrants or Warrant Shares, if the Company is no longer required to file reports pursuant to the Exchange Act (or if such filings are not otherwise generally available on the Internet free of charge), it will prepare and furnish to the Purchasers (upon receipt of a written request) and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares, Warrants or Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Units may reasonably request, all to the extent required from time to time to enable such Person to sell such Shares, Warrants or Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

     4.3 INTEGRATION. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in SECTION 2 of the Securities Act) that would be integrated with the offer or sale of the Units in a manner that would require the registration under the Securities Act of the sale of the Shares, Warrants or Warrant Shares to the Purchasers or that would be integrated with the offer or sale of the Units or any part thereof for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

     4.4 SECURITIES LAWS DISCLOSURE; PUBLICITY. Provided that the Company has received each item required to be delivered by each Purchaser pursuant to
SECTION 2.2(B), the Company shall, by 9:00 a.m. Eastern time on the Trading Day following the Closing Date, issue a press release or file a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby. No Purchaser shall issue any press release with respect to the transaction contemplated hereby or otherwise make any such public statement without the prior consent of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (i) or (ii).

     4.5 SHAREHOLDERS RIGHTS PLAN. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Shares under the Transaction Documents.

     4.6 NON-PUBLIC INFORMATION. Except as may be required to comply with the terms and conditions of this Agreement, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

     4.7 USE OF PROCEEDS. The Company shall use the net proceeds from the sale of the Shares hereunder for general corporate and strategic purposes, including, but not limited to, working capital and in connection with acquisitions, joint ventures and other similar transactions, and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity equivalent securities or to settle any outstanding litigation.

     4.8 INDEMNIFICATION OF PURCHASERS. Subject to the provisions of this
SECTION 4.8, the Company will indemnify and hold the Purchasers and their directors and officers, (each, a "PURCHASER PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including without limitation all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against (i) a Purchaser, or any of them or their respective Affiliates or (ii) a Purchaser Party, by any shareholder of the Company who is not an Affiliate of such Purchaser or Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser's representation, warranties, covenants or agreements under the Transaction Documents or any agreements or understandings such Purchaser or a Purchaser Party may have with any such shareholder or any violations by the Purchaser or a Purchaser Party of state or federal securities laws or any conduct by such Purchaser or a Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by an Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents or any agreements or understandings such Purchaser or a Purchaser Party may have with any such shareholder or any violations by the Purchaser or a Purchaser Party of state or federal securities laws or any conduct by such Purchaser or a Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). From and after the Closing, the rights of the Purchasers under this Section shall be the exclusive monetary remedy thereof with respect to any breach of the Transaction Documents and any indemnifiable claim.

     4.9 RESERVATION OF COMMON STOCK. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares and Warrant Shares pursuant to this Agreement.

     4.10 LISTING OF COMMON STOCK . The Company agrees, if the Company applies to have the Common Stock traded on any other Trading Market besides the OTCBB, it will include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action commercially reasonable and necessary to (a) continue the listing and trading of its Common Stock on a Trading Market and (b) comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such Trading Market.

     4.11 EQUAL TREATMENT OF PURCHASERS. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.

     4.12 DELIVERY OF SHARES AFTER CLOSING The Company shall deliver, or cause to be delivered, the Shares purchased by each Purchaser to such Purchaser within Seven (7) Trading Days of the Closing Date.


                                   ARTICLE V.
                                  MISCELLANEOUS

     5.1 FEES AND EXPENSES. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

     5.2 ENTIRE AGREEMENT The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     5.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile with confirmation of receipt at the facsimile number set forth on the signature pages attached hereto prior to 5:00 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile with confirmation of receipt at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by a nationally recognized overnight courier service in the United States, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto or as such party may designate by advance written notice to the other party.

     5.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     5.5 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     5.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Units, subject to Article IV, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the "Purchasers" and delivers such written instrument to the Company prior to such transfer.

     5.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in SECTION 4.8.

     5.8 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys fees and expenses and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     5.9 SURVIVAL. The representations and warranties herein shall survive the Closing and delivery of the Shares until the third anniversary hereof.

     5.10 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     5.11 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.12 RESCISSION AND WITHDRAWAL RIGHT Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, other then due to circumstances not reasonably within the Company's control, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

     5.13 REPLACEMENT OF SHARES If any certificate or instrument evidencing any Shares, Warrants or Warrant Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares, Warrants or Warrant Shares.

     5.14 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     5.15 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     5.16 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

     5.17 LIQUIDATED DAMAGES. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.


                            (Signature Pages Follow)

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ZONE4PLAY, INC.                                           ADDRESS FOR NOTICE:

By: /s/ Shimon Citron                                     103 Foulk Road
---------------------                                     Wilmington, DE  19803
Name: Shimon Citron
Title: Chief Executive Officer

With a copy to (which shall not constitute notice):

Z.A.G/S&W LLP
1290 Avenue of the Americas, 29th Floor
New York, NY 10104
Tel:(212) 660 5002
Mobile:(917) 656 0532
Fax:(212) 660 3001
Website:www.zag-sw.com
Attention: Howard E. Berkenblit, Esq.



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

     By initialing the appropriate space below, the Purchaser hereby represents that the Purchaser:

-----------------   is a corporation, a business trust, or a partnership, not
(initials)          formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000.

-----------------   is a natural person whose individual net worth, or joint net
(initials)          worth with his or her spouse, exceeds $ 1,000,000.

-----------------   is a natural person who had an individual income in excess
(initials)          of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

-----------------   is a trust with total assets in excess of $5,000,000, not
(initials)          formed for the specific purpose of acquiring the Units.

-----------------   is an entity in which all of the equity owners fall within
(initials)          one of the categories set forth above.

Name of Investing Entity:  ____________________________________
SIGNATURE OF AUTHORIZED SIGNATORY OF INVESTING ENTITY: ___________________ Name of Authorized Signatory: ________________________
Title of Authorized Signatory: __________________

Address for Notice of Investing Entity:

Address for Delivery of Units for Investing Entity (if not same as above):

Subscription Amount: $_______
Shares: $_________ ($____/share)
EIN Number:


/s/ Lilly Gold
-----------------------

/s/ Alan Franco
-----------------------

/s/ Taj Bayless
-----------------------

/s/ Adam L. Rothstein
-----------------------

Madison Value
Ventures GP II
/s/ Jacob Gold
-----------------------
By: Jacob Gold
Title: Managing Partner

Walham Investments
Group Inc.
/s/ George Rosenberg
-----------------------
By: Occidental Trust
Corporation
represented by
George Rosenberg

Orinda capital
/s/ Ori Sasson
-----------------------
By: Ori Sasson
Title: General Partner

/s/ Jonathan M. Medved
-----------------------

/s/ Merav abbe
irrevocable trust
-----------------------

/s/ Scot Cohen
-----------------------

Y.G. Trusts Ltd
/s/ Yair Green
-----------------------
By: Yair Green
Title: Director


                           [SIGNATURE PAGES CONTINUE]

                                  SCHEDULES TO
                          SECURITIES PURCHASE AGREEMENT

dated as of March 20, 2006, by and among Zone4Play, Inc., a Nevada corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "PURCHASER" and collectively the "PURCHASERS")

                                 SCHEDULE 3.1(A)

                          SUBSIDIARIES OF THE COMPANY.

The following companies are wholly-owned subsidiaries of the Company:

     Zone4Play (Delaware), Ltd.
     Zone4Play (UK), Ltd.
     Zone4Play (Israel), Ltd.
     MIXTV, Ltd.

                                 SCHEDULE 3.1(G)

                 WARRANTS AND SHARES ISSUED TO CERTAIN ADVISORS


The following warrants are to be issued:

     To Kidron Corporate advisors LLC pursuant to an agreement dated December 1, 2005 Up to 124,138 warrants at $.725 per share.

                                SCHEDULE 3.1(FF)

                             THE COMPANY'S AUDITORS

Kost Forer Gabbay & Kasierer a member of Ernst & Young Global
Tel Aviv, Israel